J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(Morgan Shares)

(each a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Morgan Shares)

(each a series of JPMorgan Trust II)

Supplement dated September 2, 2014

to the Prospectus dated July 1, 2014, as supplemented

Effective immediately, the second paragraph in the “EXCHANGING FUND SHARES” portion of “How Your Account Works” section in the prospectus is hereby deleted and replaced by the following:

Subject to meeting any investment minimum and eligibility requirements, Morgan Shares may be exchanged for the same class of shares of another J.P. Morgan Money Market Fund, Class A, Class C or Select Class Shares of another J.P. Morgan Fund and any other class of the same Fund. You may pay a sales charge if you exchange your Morgan Shares for Class A or Class C Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MM-M-914